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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 24, 2001

                  CLARITI TELECOMMUNICATIONS INTERNATIONAL LTD.
                  ---------------------------------------------
               (Exact name of Registrant as specified in charter)


     Delaware                     0-31729                     23-2498715
     -------------------------------------------------------------------
   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)


     1341 N. Delaware Avenue, Suite 300, Philadelphia, Pennsylvania 19025
     --------------------------------------------------------------------
         (Address of principal executive offices)              (Zip Code)


                                215-291-1700
                                ------------
           (Registrant's telephone number, including area code)


                               Not Applicable
                               --------------
         (Former name or former address, if changed since last report)


















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Item 3. Bankruptcy or Receivership.

     On October 24, 2001, Clariti Wireless Messaging, Inc., a wholly owned subsidiary of Clariti Telecommunications International, Ltd., filed a voluntary petition for bankruptcy under Chapter 7 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Eastern District of Pennsylvania. The case has been assigned to Judge Diane W. Sigmund and is designated as case number 01-34959. Clariti Wireless Messaging's operations have ceased.



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                                 Signature
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CLARITI TELECOMMUNICATIONS
                                                 INTERNATIONAL, LTD.
                                                 (Registrant)

October 24, 2001

                                                 By: s/James M. Boyd, Jr.
                                                     --------------------
                                                     James M. Boyd, Jr.
                                                     Vice President of Finance
                                                     and Chief Accounting
                                                     Officer



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